Redeemable Noncontrolling Interest - Caterpillar Japan Ltd.	12 Months Ended
Dec. 31, 2014
Redeemable Noncontrolling Interest Disclosure Abstract
Redeemable Noncontrolling Interest - Caterpillar Japan Ltd.
Redeemable Noncontrolling Interest – Caterpillar Japan Ltd.

On August 1, 2008, Shin Caterpillar Mitsubishi Ltd. (SCM) completed the first phase of a share redemption plan whereby SCM redeemed half of Mitsubishi Heavy Industries' (MHI’s) shares in SCM. This resulted in Caterpillar owning 67 percent of the outstanding shares of SCM and MHI owning the remaining 33 percent. As part of the share redemption, SCM was renamed Caterpillar Japan Ltd. (Cat Japan) and we consolidated its financial statements. On April 2, 2012, we redeemed the remaining 33 percent interest at its carrying amount, resulting in Caterpillar becoming the sole owner of Cat Japan. Caterpillar paid $444 million (36.5 billion Japanese Yen) to acquire the remaining equity interest held in Cat Japan by MHI.